UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 3, 2016

IMS Health Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36381	27-1335689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

83 Wooster Heights Road

Danbury, CT 06810

(Address of principal executive offices, including zip code)

(203) 448-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposal of Assets.

On October 3, 2016, IMS Health Holdings, Inc. (“IMS Health”) completed its previously announced merger with Quintiles Transnational Holdings Inc. (“Quintiles”), pursuant to the terms of the Agreement and Plan of Merger, dated as of May 3, 2016 (the “Merger Agreement”), by and between Quintiles and IMS Health. The merger was accomplished by a “merger of equals” business combination of IMS Health with and into Quintiles (the “Merger”), with Quintiles surviving the Merger (the “Surviving Corporation”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of IMS Health common stock was converted into the right to receive 0.3840 of a share of Surviving Corporation common stock, subject to the terms of the Merger Agreement. The Surviving Corporation will operate under the name Quintiles IMS Holdings, Inc., and its stock, including shares to be issued in the Merger, will trade on the New York Stock Exchange (the “Exchange”) under the symbol “Q.”

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 to IMS Health’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2016, which is incorporated herein by reference.

On October 3, 2016, IMS Health and Quintiles issued a press release announcing the consummation of the Merger, which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 3, 2016, IMS Health filed a notification of removal from listing on the Exchange on Form 25 to suspend the trading of shares of IMS Health common stock at the Effective Time.

In addition, IMS Health intends to file with the SEC a certification and notice of termination on Form 15 requesting that all outstanding shares of IMS Health common stock be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that IMS Health’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to its common units be suspended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Merger, Ari Bousbib, John G. Danhakl, James Fasano, Karen L.Katen, Sharad S. Mansukani, Ronald A. Rittenmeyer, Todd B. Sisitsky and Bryan M. Taylor resigned as directors of IMS Health, effective at the Effective Time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Merger Agreement and Plan of Merger, dated as of May 3, 2016, by and between IMS Health Holdings, Inc. and Quintiles Transnational Holdings Inc. (incorporated by reference to Exhibit 2.1 on IMS Health’s Current Report on Form 8K/A filed with the SEC on May 4, 2016)

99.1	Press Release, dated October 3, 2016, of IMS Health Holdings, Inc. and Quintiles Transnational Holdings Inc.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS Health Holdings, Inc.

By:	/s/ Ronald E. Bruehlman
Name:	Ronald E. Bruehlman
Title:	Senior Vice President & Chief Financial Officer

Date: October 3, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1	Merger Agreement and Plan of Merger, dated as of May 3, 2016, by and between IMS Health Holdings, Inc. and Quintiles Transnational Holdings Inc. (incorporated by reference to Exhibit 2.1 on IMS Health’s Current Report on Form 8K/A filed with the SEC on May 4, 2016)

99.1	Press Release, dated October 3, 2016, of IMS Health Holdings, Inc. and Quintiles Transnational Holdings Inc.*

*	Filed herewith